Loans and borrowings	12 Months Ended
Dec. 31, 2018
Financial Instruments [Abstract]
Loans and borrowings
Loans and borrowings
The repayment profile of the syndicated and other loans held by the Company is as follows:

	Dec 31, 2018	Dec 31, 2017
	€m	€m
Current liabilities/(assets)
Syndicated loans	23.4	5.1
Less deferred borrowing costs to be amortized within 1 year	(2.0)	(1.8)
Total due in less than one year	21.4	3.3
Non-current liabilities
Syndicated loans	1,351.8	1,004.4
2024 fixed rate senior secured notes	400.0	400.0
Less deferred borrowing costs to be amortized in 2-5 years	(7.9)	(7.2)
Less deferred borrowing costs to be amortized in more than 5 years	(1.0)	(2.1)
Total due after more than one year	1,742.9	1,395.1
Total borrowings	1,764.3	1,398.4

On May 3, 2017 the Company completed a refinancing of its Senior debt. All Senior debt as at the balance sheet date was repaid and replaced with new Senior Euro debt of €500.0 million and Senior U.S. Dollar debt of $610.0 million. Both are repayable on May 15, 2024. The Senior U.S. Dollar debt requires a mandatory repayment of 1% of notional outstanding, of which $6.6 million was repaid in 2018. The existing revolving credit facility was also replaced with a new €80.0 million facility, which is available until May 15, 2023 and may be utilized to support working capital requirements, including letters of credit and bank guarantees.
Concurrent to the refinancing, the Company through its indirect, wholly-owned subsidiary, Nomad Foods Bondco Plc, repaid the senior secured notes due 2020 and completed a private offering of €400.0 million aggregate principal amount of 3.25% senior secured notes due May 15, 2024 (the “Notes”). Interest on the Notes accrued from the date of issue, payable semi-annually in arrears on May 15 and November 15, commencing on November 15, 2017. Both the new Senior debt and the Notes are guaranteed on a senior basis by the Company and certain subsidiaries thereof. Eligible transaction costs of approximately €9.8 million were capitalized as part of the refinancing and will be amortized over the life of the debt.
On December 20, 2017 we further amended and restated our Senior Facilities Agreement to reprice our $610.0 million and €500.0 million term loan facilities. The margin was reduced by 50 basis points on the U.S. Dollar-denominated term loan and 25 basis points on the Euro-denominated term loan. There were no changes to the maturity dates of the term loan facilities. We also established a $50.0 million incremental term loan facility and a €58.0 million incremental term loan facility. These amendments were accounted for as a modification of the existing loan. On January 31, 2018, the $50.0 million incremental term loan facility was fully drawn and on February 9, 2018, the €58.0 million incremental term loan facility was fully drawn. Eligible transaction costs of approximately €2.5 million have been capitalized as part of this amendment and will be amortized over the life of the debt.
On June 15, 2018, we amended and restated our Senior Facilities Agreement to establish an incremental U.S. Dollar denominated term loan that increased the amount of U.S. Dollar Term Loans by $300 million to $953.4 million. Principal outstanding under the Euro-denominated term loan remained unchanged at €558.0 million. The maturity dates are May 2024 for both Euro and U.S. Dollar denominated Term Loans. In addition to the U.S. Dollar and Euro denominated Term Loans, the Senior Facilities includes a multicurrency revolving credit facility of €80.0 million that matures in May 2023.
As at December 31, 2018 €16.8 million (December 31, 2017: €14.0 million) has been utilized for issuance of letters of credit and bank guarantees.
Change in measurement of debt arising on transition to IFRS 9
The repricing of our $610.0 million and €500.0 million term loan facilities on December 20, 2017 represents a modification of a financial liability measured at amortized cost, this was initially accounted for in line with IAS 39, whereby the modified cash flows were discounted at the revised effective interest rate, so that no gain or loss was recognized. However, IFRS 9, which has been applied retrospectively as at the transition date of January 1, 2018, recognize the modified cash flows at the original effective interest rate, which has led to a transition adjustment directly to the accumulated deficit reserve and a reduction in the carrying value of the debt.
As a consequence, the carrying value of the USD loan has been reduced by $17.4 million (€14.6 million) and the EUR loan has been reduced by €7.2 million as at the transition date of January 1, 2018. No changes have been made to the loan values for the prior period which continue to be presented in accordance with IAS 39.
Guarantees and secured assets
The Senior Facility arrangements that govern the Company’s Senior debt, establishes security over the assets of the “Guarantor Group”. The Guarantor Group consists of those companies which individually have more than 5% of consolidated total assets or EBITDA (as defined in the Senior Facilities Agreement) of the Company and in total comprise more than 80% of consolidated total assets or EBITDA at any testing date.
In connection with its pension scheme, Findus Sverige AB, a 100% owned subsidiary, is required to obtain credit insurance with PRI Pensionsgaranti (“PRI”), a credit insurance company that provides insurance annually against the risk of a sponsoring company’s insolvency. In connection with such credit insurance, as at December 31, 2018 Findus Sverige AB has granted floating charges over certain assets in favor of PRI in an amount of SEK 300 million (€29.3 million) (December 31, 2017: €30.5 million) and Nomad Foods Limited has issued a parent guarantee to PRI which will not exceed SEK 450 million (€43.9 million) (December 31, 2017: €50.3 million) and has a maturity date of March 31, 2021.